                                                                   EXHIBIT 10.65

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


  18 December 1992





                           DATED DECEMBER 23, 1992
                           -----------------------




                       BRITISH TECHNOLOGY GROUP LIMITED




                                   - and -




                           GENETICS INSTITUTE, INC.




                            _____________________

                              LICENSE AGREEMENT

                            _____________________

                                    INDEX
                                    -----

 Clause             Heading                              Page
 ------             -------                              ----

   1                Definitions                           1

   2                Commencement and Duration             6

   3                Payments                              6

   4                The License                           9

   5                Development & Marketing              10

   6                Royalties                            13

   7                Accounting for Royalties             14

   8                Currency & Taxes                     16

   9                Verification                         17

  10                Exclusion of Liability/Indemnity     17

  11                Patent Infringement                  20

  12                Termination                          22

  13                Rights on Termination                27

  14                Miscellaneous                        29

  15                Notices                              30

  16                Law & Jurisdiction                   31

  Appendix A        The Patents                          32

  THIS DEED is made the 23rd day of December 1992

  BETWEEN

  (1) BRITISH TECHNOLOGY GROUP LIMITED whose principal office is at 101 Newington Causeway London SE1 6BU ("BTG"), and (2) GENETICS INSTITUTE, INC., a Delaware Corporation, having its principal place of business at 87 Cambridge Park Drive, Cambridge, Massachusetts 02140-2387, USA ("the Licensee"), both BTG and the Licensee being referred to as "the Parties."

  IT IS AGREED THAT:

  1.   DEFINITIONS
       -----------

       IN this Agreement the following terms shall have or shall be deemed to have the following meanings:

       "CHARGEABLE TRANSACTION"   the use, sale, hiring or other
                                  disposal of a Product, or the
                                  rendering of a Service, by or on
                                  behalf of the Licensee, a
                                  Connected Person or a distributor
                                  who is undertaking substantial
                                  Product support or marketing.

       "CONNECTED PERSON"         any person, partnership, joint
                                  venture, company or corporation
                                  controlled by or which controls or
                                  is under common control with the
                                  Licensee.  For purposes of this
                                  definition, the word "control"
                                  (including with correlative
                                  meanings, the terms "controlling,"
                                  "controlled by" and "under common
                                  control with") shall mean direct
                                  or indirect ownership of at least
                                  fifty percent (50%) of the stock
                                  or shares entitled to vote for the
                                  election of directors or the
                                  ability to direct the management
                                  and policies of an entity.  The
                                  American Home Products Corporation
                                  is acknowledged at the date of
                                  this Agreement to be a "Connected
                                  Person" with respect to the
                                  Licensee.

       "DEDUCTIONS"               normal and customary quantity and
                                  trade discounts (but not
                                  commission or cash discounts), and
                                  provided that such items are
                                  specifically shown in the invoice,
                                  sales, use, excise, import or
                                  Value Added taxes, customs duties,
                                  delivery and insurance charges,
                                  and credits made to the inventory
                                  on account of rejection or return
                                  of Product.

       "THE EFFECTIVE DATE"       the date of full execution of this
                                  Agreement in all its counterparts.

       "THE FIELD"                human recombinant Factor IX
                                  protein produced from cell
                                  culture.  The Field shall exclude
                                  any product, therapy, treatment or
                                  procedure in which living material
                                  is administered or howsoever
                                  brought into contact with the
                                  recipient of the therapy,
                                  treatment or procedure, or any
                                  product made for such purpose.
                                  The Field shall also exclude gene
                                  therapy or transgenics, or the
                                  production by gene therapy, or
                                  transgenic animals or transgenic
                                  plants, of recombinant Factor IX
                                  protein.

       "THE INDEX"                The U.S. Wholesale price index.

       "THE INSTITUTE"            means the Chancellor, Masters and
                                  Scholars of the University of
                                  Oxford, and their agents.

       "THE LICENSE"              the license and sub-license
                                  granted under Clause 4.1(i) and
                                  (ii) of this Agreement.

       "NET SELLING PRICE"        the price of fully formulated
                                  Product, in final form, packaged
                                  for ultimate consumer use, and as
                                  charged or invoiced by or on
                                  behalf of the Licensee, Connected
                                  Person or a distributor, properly
                                  appointed by the Licensee or
                                  Connected Person, who is
                                  undertaking substantial Product
                                  support or marketing, to the final
                                  purchaser or to a distributor who
                                  is not undertaking substantial
                                  Product support or marketing, such
                                  a distributor being for example a
                                  drug wholesaler, a pharmacist or a
                                  group of pharmacists, a chain of
                                  drug retailers or a hospital or
                                  central purchasing department for
                                  a group of hospitals, and the
                                  price of Services (if any), such
                                  Products and Services being the
                                  subject of a Chargeable
                                  Transaction, calculated as
                                  follows:

                                   (i)    in the case of an arm's
                                          length transaction, the
                                          gross price as charged or
                                          invoiced, less any
                                          Deductions;

                                  (ii)    in the case of a
                                          transaction not at arm's
                                          length, the market price
                                          of the transaction in the
                                          country where the same is
                                          effected or absent a
                                          market price, then the
                                          market price of the
                                          transaction in the United
                                          States less any
                                          Deductions; provided that
                                          the Licensee shall be
                                          permitted to use
                                          reasonable quantities of
                                          Product for bona fide
                                          pre-clinical and clinical
                                          testing, and marketing
                                          programmes designed to
                                          increase the profitable
                                          sales of only the Product,
                                          for which the Licensee
                                          receives no payment or
                                          other consideration, and
                                          such Product, although
                                          deemed a Chargeable
                                          Transaction under this
                                          Agreement, shall be
                                          exempted from any royalty
                                          payment to BTG.

       "THE PATENTS"               (i)    the patents and
                                          applications for patents,
                                          including those specified
                                          in Appendix A, and any
                                          patent which may be
                                          granted to BTG pursuant to
                                          any such applications; and

                                  (ii)    any patents and
                                          applications corresponding
                                          to such patents and
                                          applications which may be
                                          granted to or made by BTG
                                          in other countries; and

                                 (iii)    any re-issues or
                                          extensions of such patents
                                          and any divisions and
                                          continuations of such
                                          applications, and any like
                                          protection such as
                                          supplementary patent
                                          extension certificates or
                                          anything else of similar
                                          effect, including without
                                          limitation any market
                                          exclusivity conferred on
                                          BTG or the Licensee, in
                                          any country, as a result
                                          of regulatory or other
                                          delays associated with
                                          introducing the Product on
                                          the market.

       "PRODUCT"                  any product or process within the
                                  Field, which product is made,
                                  used, sold, hired out or otherwise
                                  disposed of, in any country, and
                                  which falls within the scope of a
                                  Valid Claim of any of the Patents
                                  or within the scope of any Valid
                                  Claim mentioned in sub-paragraph
                                  (iii) immediately above, or whose
                                  manufacture, use, sale, hiring or
                                  other disposal would, but for the
                                  License granted herein, directly

                   CONFIDENTIAL MATERIAL OMITTED AND FILED
                      SEPARATELY WITH THE SECURITIES AND
                    EXCHANGE COMMISSION.  ASTERISKS DENOTE
                               SUCH OMISSIONS.


                                  or indirectly infringe a Valid
                                  Claim of any of the Patents.

       "SERVICE"                  any process, procedure or
                                  treatment used, sold, provided or
                                  howsoever rendered and which
                                  process, procedure or treatment
                                  could not, but for the rights
                                  granted to the Licensee under this
                                  Agreement, otherwise be rendered
                                  by or on behalf of the Licensee,
                                  Connected Person or a distributor
                                  who is undertaking substantial
                                  Product support or marketing.

       "VALID CLAIM"              a claim of an unexpired Patent or
                                  patent application which has not
                                  lapsed or been abandoned or
                                  declared invalid or unenforceable
                                  by a court or other body with
                                  appropriate authority, or
                                  administrative agency, from which
                                  no appeal can be or is taken.

 2.    COMMENCEMENT & DURATION
       -----------------------

       2.1 THIS Agreement shall come into force on the Effective Date and, unless earlier terminated in accordance with the provisions of Clause 12, shall terminate on expiry of the last Patent the subject of this Agreement or, if appropriate, on termination of all rights defined under sub-paragraph
       (iii) of the text for the definition of "the Patents." Subject to this, the License shall continue in each country until expiry of all the Patents in the country or, if appropriate, all the aforementioned rights.

       2.2 THE Licensee shall be responsible for obtaining any requisite registration or governmental approval of this Agreement in any country and shall expeditiously take all necessary steps to obtain the same.

  3.   PAYMENTS
       --------

       3.1 IN consideration for the grant by BTG to the Licensee of the License under Clause 4, the Licensee shall, inter alia, make each of the following non-refundable payments to BTG:

            (i) immediately upon the signing of this Agreement, the sum of ********************************* U.S.
                 dollars ******************;

                    CONFIDENTIAL MATERIAL OMITTED AND FILED
                       SEPARATELY WITH THE SECURITIES AND
                     EXCHANGE COMMISSION.  ASTERISKS DENOTE
                                SUCH OMISSIONS.



           (ii) on the earlier of the Licensee's **************** of an ************************************ for a
                 ******* or the ****************** in ***********
                 ******* by the *******, and *****************, the
                 sum of ******************** U.S. dollars **********
                 indexed as stated in 3.3;

          (iii) on the earlier of the Licensee ********** the ***** *************************** or the **********
                 ******* in ******************* by the *******, and
                 ************* the sum of *********************
                 ******** U.S. dollars ********** indexed as stated in 3.3; however, upon the Licensee electing to pay BTG an additional, indexed sum of *************** ************** dollars ********** by *************, the Licensee shall be entitled to a ************ ********* in which to **** its *************
                 *******************.

           (iv)  on the ******** of ************** for the *******
                 by the ********************************* or the
                 **** in ******, or the ****************************
                 in *****, or other *******************************
                 in ********************** under paragraph 12.4, the
                 sum of ********************* U.S. dollars
                 ********** indexed as stated in 3.3; if, however, such ******** should not occur before ******** ***** then at such time the sum of *********** ******** U.S. dollars **********, index-linked at that time in accordance with 3.3, shall be paid to BTG and a further ******************************
                 U.S. dollars **********, also index-linked in accordance with 3.3, shall be paid to BTG on the earlier of ************* and *************, and a further ****************************** U.S. dollars
                 **********, index-linked in accordance with 3.3, shall be paid to BTG on the earlier of ************ **** and *************, it being acknowledged that the total payment under this sub-paragraph shall not exceed ********************* U.S. dollars
                 ********** before indexation;

            (v) within the time limits specified in Clause 7 for payment of royalties, an annual minimum royalty of ******************** U.S. dollars **********, indexed as stated in 3.3, in respect of each calendar year commencing with **** and up to termination of the Agreement; and

           (vi)  the royalties specified in Clause 6.

                       CONFIDENTIAL MATERIAL OMITTED AND
                      FILED SEPARATELY WITH THE SECURITIES
                      AND EXCHANGE COMMISSION.  ASTERISKS
                             DENOTE SUCH OMISSIONS.



       3.2 ALTHOUGH the sums referred to in 3.1(i-v) hereof shall not be refundable, such part of the annual minimum royalty payable as equals the actual royalty shall be credited against the amounts (if any) shown to be due in the two royalty statements for the calendar year which were submitted by the Licensee in accordance with Clause 7. If the actual royalty payable to BTG for the calendar year exceeds the annual minimum royalty after indexation, then only the difference shall be paid over to BTG. The provisions of this clause shall operate only if there remain in any calendar year royalties to be paid to BTG following credits allowed under 6.1, which credits shall be first made.

       3.3 EACH of the sums in 3.1(ii), (iii), (iv), and (v) shall, with effect from the Effective Date, be increased in proportion to the increase (if any) in the Index between the Effective Date and the Index published immediately prior to the relevant payment date, provided that in ascertaining any increase due to a rise in the Index, the Licensee shall be allowed to cap the year on year increase in the Index to ******************** in any year in which the Index rises by greater than ******************** when compared to the preceding year's Index. In the event of a fall in the Index, the sums shall be paid to BTG without adjustment in the year of the fall.

       3.4 WHEN making any payment under this Agreement the Licensee shall be responsible for all Value Added and other Taxes required to be paid as a direct consequence of the transfer of payment. For the avoidance of doubt, the Licensee is not responsible for BTG corporate income tax associated with this income.

  4.   THE LICENSE
       -----------

       4.1 AS of the Effective Date, BTG grants to the Licensee the following License:

            (i) a non-exclusive sub-license under United States Patent 4,994,371 to manufacture or have made for it Products (as defined) and to use, sell or otherwise dispose of, anywhere in the world, Products made in the United States;

           (ii) a non-exclusive license under the other Patents to manufacture or have made for it Products and to use, sell or otherwise dispose of, anywhere in the world, Products made in the countries covered by the aforesaid other Patents.

       Notwithstanding that the aforesaid licenses are expressed to be non-exclusive, BTG hereby agrees that, subject to the Licensee fulfilling the milestones in 5.3, and making the payments as set out in 12.5, BTG shall not enter into any other license under the Patents and covering the Field (hereby "Restriction") other than a non-exclusive license and/or sub-license pursuant to rights granted to or reserved to Pharmaceutical Proteins Limited or BTG. Pharmaceutical Proteins Limited, to the Licensee's acknowledgment, has been and continues to be a non-exclusive licensee and a sub-licensee under the Patents without restriction as to any field.

       4.2 THE License is granted for the purpose of developing, making, using, selling and otherwise disposing of Product during the life of this Agreement and, except as is otherwise provided herein, the License shall terminate with termination of this Agreement.

       4.3 Provided that the restriction is still in force the Licensee shall have the right to grant sublicenses to make, use, and sell Products in particular territories to wholly owned subsidiaries of the Licensee and, for Japan, to Yamanouchi, Inc. (a 50% owned subsidiary). The Licensee shall promptly notify BTG of such sublicenses, and such sublicenses shall not relieve GI of its obligations, including royalty obligations, under this Agreement. Sublicenses granted prior to termination of the Restriction may remain in force.

  5.   DEVELOPMENT & MARKETING
       -----------------------

       5.1 THE Licensee shall use commercially reasonable endeavors to develop Products and to achieve the milestones set forth below in 5.3, and to obtain all clearances, licenses and registrations necessary to enable as soon as practicable the marketing and use of Products in the countries covered by the Patents.

       5.2 WITHIN thirty (30) days of the Effective Date, the Licensee shall provide BTG with a plan for development and sale of Products. Such plan shall be or shall encompass the plan approved by an officer or manager of the Licensee who is delegated by the Licensee's Board of Directors to approve such plans. The Licensee shall, at six months intervals thereafter, provide BTG with written reports of progress under the plan during the preceding six months, and if required by BTG, such reports, including sales projections,

                      CONFIDENTIAL MATERIAL OMITTED AND
                     FILED SEPARATELY WITH THE SECURITIES
                     AND EXCHANGE COMMISSION.  ASTERISKS
                            DENOTE SUCH OMISSIONS.


       shall be discussed in meetings with BTG, to be held, upon reasonable prior notice, at a mutually agreed time and place.

       5.3  The following shall be milestones under this Agreement:

            (i)  ********** of the ******************************
                 *********** for a *************, or its **********
                 in ***********, to be **** on or before
                 *****************.  Such ********** to be a
                 **************** or its **********, as
                 characterized by the ******************
                 ******************** or other *********************
                 ****;

           (ii)  ********** of the *********************************
                 *****, or its ********** in ***********, to be ****
                 on or before *************; however, if the Licensee elects to make a second payment of *** ************************** dollars ********** in addition to the payment of an identical amount (before indexation) under Clause 3(iii), then ********** of the ********* or its ********** need not be **** before *************;

          (iii)  ********* of a Product by ***************** or upon payment to BTG of a separate sum of ************
                 ******** dollars ********** for an extension of *** *********, by *****************.

       The above-mentioned milestones shall be conditions for the purposes of the applicability or continuation of the Restriction mentioned in Clause 4.1 of the Agreement, and the sole and exclusive remedy for failure to meet the aforementioned milestones shall be termination of the Restriction only. In the operation of this clause, BTG shall act reasonably at all times, taking into consideration the efforts of the Licensee to meet the milestones.

       5.4 BTG shall treat all of the Licensee's plans and reports as confidential and shall disclose these only to those persons, including its affiliates, employees, and auditors, whether internal or external, to whom it deems it reasonably necessary to for the purposes of this Agreement or for the purposes of clarification of the terms of this Agreement. If disclosure to any other agent or consultant should become necessary, then BTG shall obtain the prior written consent of the Licensee to the disclosure, and the Licensee agrees not to unreasonably withhold its consent. Further, BTG agrees to ensure that the person to whom such disclosure is made shall likewise hold it in confidence.

       5.5 THE Licensee shall promote the sale of Products of good merchantable quality and shall use its best endeavors, within the terms of the License, to develop and meet the market demand therefor.

       5.6 THE Licensee shall advise BTG forthwith upon the first manufacture of Product in each country the subject of the License.

       5.7 THE Licensee shall cooperate fully with BTG in pursuing and securing any extension of, or restoration of, Patent term or other protection under regulations, directives and laws governing the development of and protection of rights relating to Patents or Products. BTG shall bear any reasonable external costs associated therewith and shall alone designate the Patent to be extended or restored, when a choice has to be made, and a Patent extension or restoration of Patent term which is secured by or on behalf of BTG shall form the subject of the License and this Agreement in all its terms, so that the License and this Agreement shall survive until expiry of such term, and the Licensee shall continue to pay royalties and all other payments, and to honor all its other obligations, until expiry of such term. For the avoidance of doubt, the parties shall bear their own internal costs of performance under this paragraph.

       5.8 BTG hereby agrees to use reasonable endeavors, where appropriate, to keep the Licensee informed of relevant Patent matters within its control, particularly pertaining to the scope of the claims of the Patents which have not yet issued.

  6.   ROYALTIES
       ---------

       6.1 THE Licensee shall pay to BTG, in respect of Products and Services the subject of Chargeable Transactions, and as provided in Clause 14.2, on Products sold and Services rendered after termination, a royalty on the Net Selling Price as set forth in the following schedule:

                      CONFIDENTIAL MATERIAL OMITTED AND
                     FILED SEPARATELY WITH THE SECURITIES
                     AND EXCHANGE COMMISSION.  ASTERISKS
                            DENOTE SUCH OMISSIONS.



       TOTAL ANNUAL FACTOR IX SALES                 PERCENT
       (******* international activity units)

       Up to *****                                  ***

       Between ***** and *****                      ***, on
                                                    additional sales
                                                    over and above
                                                    ************
                                                    international
                                                    activity units

       >*****                                       *** on all sales*

       *Once this royalty rate becomes effective, it shall, subject as is stated below, operate retroactively on all Products the subject of Chargeable Transactions in that calendar year. Accordingly, if the Licensee anticipates that this royalty rate may be achieved in any calendar year as a result of sales in excess of *********** international activity units, it shall give notice of this fact to BTG in the first accounting period in that calendar year and pay royalty to BTG at ******************. If, however, the Licensee fails to achieve the said royalty rate in that year, then in addition to royalties due to BTG in respect of sales in the second accounting period, the Licensee shall pay to BTG the additional **************** royalty on appropriate sales representing the difference between ****************** and *****************, together with interest, accruing from day to day, at the rate mentioned in 7.3. In no circumstances shall BTG be liable to repay any royalties paid to it at **** ************ prior to the effective royalty rate of ***** ************ being triggered as a result of sales in excess of *********** international activity units; however, the difference of **************** shall be credited by BTG against royalties due in subsequent accounting periods, and when payment of royalties cease, there shall be no further credit or payment owing by BTG to the Licensee, and no other benefit to or right of BTG under this Agreement shall be affected by any set off of amounts which the Licensee has not been able to so credit.

       6.2 EXCEPT as is otherwise provided or implied, royalty shall be payable once in respect of the same Product or Service, as the case may be.

       6.3 THE Licensee shall, at the request of BTG, provide annual forecasts of the amount of royalties likely to be payable under this Agreement.

  7.   ACCOUNTING FOR ROYALTIES
       ------------------------

       7.1  The Licensee shall:

              (i) keep true and detailed accounts and records of all royalties and other sums due under this Agreement;

             (ii) within thirty (30) days after the last day of June and December in each calendar year, deliver to BTG a statement of all royalties and other sums due for the six month period ending on such date, showing separately the Chargeable Transactions in each country, in a manner in which the information regarding manufacture of Products for each country is separate from use, sales or other disposal of Products. If no royalties are due to BTG, the statement shall state that that is the case and give reasons. Statements shall be duly certified to be correct by an officer of the Licensee;

            (iii) send with the above statement the amount shown to be due; and

                   (iv) immediately and without demand send to BTG the difference between amounts already paid and the correct amount shown to be due and payable as a result of any verification under Clause 9.

       7.2 ON termination or expiration of this Agreement, a statement shall be delivered to BTG within sixty (60) days of termination or expiration and shall include details of:

              (i) royalties on all Products and Services which have been the subject of Chargeable Transactions since the end of the last six (6) month accounting period; and

             (ii) an inventory of all outstanding Products not yet disposed of and if it is the Licensee's intention to enter into Chargeable Transactions in respect of these Products, also of any Services to be committed in connection therewith. Thereafter the Licensee shall render statements up to completion of all Chargeable Transactions with respect to outstanding Products and Services.

                      CONFIDENTIAL MATERIAL OMITTED AND
                     FILED SEPARATELY WITH THE SECURITIES
                     AND EXCHANGE COMMISSION.  ASTERISKS
                            DENOTE SUCH OMISSIONS.


       7.3 IF the Licensee is late in payment of the royalties and other sums due under this Agreement, the amount due shall bear interest, accruing from day to day, at the rate per annum of ***************** above the Prime Rate published in the WALL STREET JOURNAL, effective from the last day of the aforesaid period until payment of such amount is made to BTG. In the absence of written agreement by BTG to late payment, this provision shall in no sense be construed as a waiver of BTG's rights under other provisions of this Agreement to do or obtain any action or thing in respect of late payment.

  8.   CURRENCY AND TAXES
       ------------------

       8.1 ALL payments shall be made in United States dollars by means of electronic transfer to the bank nominated by BTG from time to time. Whenever for the purpose of calculating royalties, conversion from any foreign currency shall be required, such conversion shall be at the rate of exchange published in the WALL STREET JOURNAL on the date immediately preceding the applicable payment date.

       8.2 PAYMENTS shall be made without deduction, other than such amount as the Licensee is required to deduct or withhold by law. In regard to any such deduction, the Licensee shall use all reasonable endeavors to assist BTG to claim recovery or exemption under any double taxation or similar agreement. Evidence as to the payment of such tax or sum withheld shall, on request, be given by the Licensee to BTG.

  9.   VERIFICATION
       ------------

       THE Licensee shall permit any authorized representative appointed by BTG, and reasonably acceptable to the Licensee, upon reasonable notice, and during normal business hours, and in respect of not more than one request (which may involve multiple visits) in any six-month accounting period, access to the premises of the Licensee and access to the accounts, records and relevant documentation of the Licensee, and shall provide such information and explanations as the representative shall require to verify the statements referred to in 7.1 and to satisfy BTG that the royalty and other payment provisions of this Agreement are being complied with. The representative shall also be permitted to take copies and extracts of relevant documents. If the verification discloses an underpayment to BTG of more than 10% of the amount due, the Licensee shall promptly, within thirty (30) days of being notified the fees and costs of the representative and the reasonable costs incurred by BTG in respect of the verification, reimburse BTG for the same. The access and inspection shall be limited to that which is required to verify the royalty and other payments, and any and all information and documents shall be considered to be confidential information which may be disclosed to only those persons to whom disclosure is necessary for BTG's purposes as contemplated by this Agreement, including without limitation for the purpose of enforcement of any rights by BTG in respect of payment.

  10.  EXCLUSION OF LIABILITY/INDEMNITY
       --------------------------------

       10.1 AS of the Effective Date, BTG represents and warrants that it owns the right, title and interest in and to the Patents of Appendix A, except US Patent No. 4,994,371 (the "`371 Patent"); that it is the exclusive licensee under the `371 Patent; and that the exclusive license to the `371 Patent is granted under an agreement dated 16 January 1989 by and between Washington Research Foundation and BTG, as subsequently amended ("the Foundation Agreement"); that BTG has the right under the Foundation Agreement to convey to the Licensee a sub-license of the scope set forth in this Agreement; that other than the prior grant of a non-exclusive license to Pharmaceutical Proteins Limited under the Patents, which license does not prevent the grant by BTG of the License under Clause 4 of this Agreement, BTG has not granted any other party a license to the Patents covering the Field; and that BTG shall not knowingly breach its obligations under the Foundation Agreement.

       10.2 OTHER than as is set forth in 10.1, no representation, condition or warranty whatsoever is made or given by or on behalf of BTG. Any implied representations, conditions and warranties (in each case) to the effect, inter alia, that:

            (i)  any of the Patents is valid or enforceable; or

           (ii) any manufacture, use, sale or other disposal, reproduction or adaptation of Products or use of a process under the Patents will not infringe any patent or other intellectual property not vested in BTG and not licensed hereof; or

          (iii) BTG has any obligation to bring or prosecute actions or suits against third parties for infringement;

       are hereby expressly excluded.

       10.3 BTG shall be under no liability whatsoever to the Licensee, whether in negligence or otherwise, for any expense, loss, damage or injury of any kind, including loss of profit or consequential damage, sustained by the Licensee or any third party, arising or incurred in connection with the manufacture, use, sale or other disposal of Products or deriving directly or indirectly out of the provision or use of the Patents, or otherwise arising out of the grant of any rights hereunder, or the provision of any information in connection herewith.

       10.4 THE Licensee shall indemnify and hold BTG harmless from and against all claims, demands, actions, liabilities and damages, and any costs and expenses incurred by BTG in the defence of any action, including attorneys' fees, in connection with the manufacture, use, sale or other disposal of Products, or the provision or use of the Patents, by or on behalf of the Licensee under this License Agreement, or otherwise arising out of the grant of any rights hereunder or the provision of any information in connection herewith, such indemnity to include but not be limited to any damage, loss or liability with respect to death or injury to any person and damage to any property arising from the possession, use or operation of the Patents by the Licensee or its customers, or users of the Product.

       10.5 THE Licensee shall indemnify, hold harmless and defend the Washington Research Foundation, and the University of Washington, their officers, employees and agents, against any and all claims, suits, losses, damage, costs, fees, (including attorneys' fees) and expenses resulting from or arising out of the manufacture, use, sale or other disposal by or on behalf of the Licensee of Products covered by United States Patent 4,994,371, including but not limited to any damage, loss or liability with respect to death or injury to any person and damage to any property arising from the possession, use or operation of the aforesaid Patent by the Licensee or its customers or users of the Product.

       10.6 The Licensee shall maintain in force, during the currency of this Agreement and for as long as is reasonably necessary, product liability insurance in amounts customarily and generally available to U.S. biotechnology companies, in respect of the manufacture of Products and their use and supply. If BTG so directs, the Licensee shall arrange for BTG's and/or Washington Research Foundation's interest to be noted on any insurance policies and to have such person(s) stated as loss payee(s).

  11.  PATENT INFRINGEMENT
       -------------------

       11.1 THE parties shall, within a reasonable time after perceiving an infringement of the Patents by a third party, report to each other in writing, providing in such report details and evidence of the character, and the place and date, of such infringement, which has come to its notice, and any other pertinent information relating to the infringement.

       11.2 BTG shall have the exclusive right, at its cost and expense, to deal in any manner whatsoever with any infringement other than one relating solely to the Licensee's Field of operation. BTG shall use reasonable endeavors to keep the Licensee informed of its actions and, at its sole discretion, may provide the Licensee with such documents and/or papers relating to litigation which it is willing to share with the Licensee.

       11.3 WITH respect to an infringement solely in the Licensee's Field:

             (i) the Licensee shall, subject as is mentioned below, have the first right, at its cost and expense, to deal with the infringement, including by commencing, completing and settling suit against the infringer. Should BTG be required as a necessary party in order for the Licensee to have standing and/or obtain jurisdiction, BTG agrees, at the Licensee's cost, to commence suit on behalf of the Licensee and at Licensee's direction. Any settlement reached with an infringer shall be consistent with the scope and terms of this Agreement and the rights herein accorded the Licensee. As an exception allowed under this Agreement, the Licensee may settle a sub-license with an infringer at rates no lower than in this Agreement provided that the sub-license (a) is personal to the infringer and non-transferable;
                  (b) binds the infringer to terms and conditions equivalent to those contained in this Agreement;
                  (c) allows BTG and its representatives rights of audit in respect of income generated thereunder; and (d) contains provisions for termination equivalent to those set forth in Clause 12 and also providing for termination of the sub-license contemporaneously with termination of this Agreement between the Parties. The Licensee must, if it is to be deemed hereby to have exercised its first rights, file suit against the infringer no later than three (3) months after first documented notice of actual or potential infringement or, if within the above specified time period the Licensee is in serious negotiations for reaching a settlement between the infringer and the Licensee,

                       CONFIDENTIAL MATERIAL OMITTED AND
                      FILED SEPARATELY WITH THE SECURITIES
                      AND EXCHANGE COMMISSION.  ASTERISKS
                             DENOTE SUCH OMISSIONS.


                  no later than three (3) months after such serious negotiations have broken down.

            (ii) BTG shall, at its option (except where required to obtain jurisdiction), be joined as a party to every suit against a third party infringer involving assertion or defense of the Patents. If the Patent in question is that owned by Washington Research Foundation (hereinafter "WRF"), BTG, at its option (except where required to obtain jurisdiction), shall join WRF or cause WRF to be joined as party to the suit. The Licensee shall bear all of BTG's and/or WRF's costs associated with the joinder of BTG and/or WRF to any infringement suit and the defense of Patents, including without limitation BTG's and WRF's attorneys' costs. The Licensee acknowledges and agrees that BTG's attorneys and, in the case of WRF's Patent, BTG's and WRF's attorneys shall be the final arbiters as to conduct of litigation in matters relating to validity of the Patents.

           (iii) the parties' litigation costs shall be a first charge against all recovery from the infringer as a result of a court or tribunal award of costs, fees and/or damages to the Licensee and/or BTG and/or WRF, or as a result of reaching settlement. Thereafter, any remaining amounts received from the infringer shall be split as follows:

                           *** to the Licensee; and

                           *** to BTG.

            (iv) if the Licensee has not exercised or been deemed to have exercised its first rights as above stated, BTG shall have the right, at its own cost and expense, to deal with the infringement as it alone thinks fit, including by bringing suit against or settling a license with the infringer. If the Restriction in 4.1 is operating on BTG at the time of settlement of a license with the infringer, then at the date and time of such settlement, the Restriction shall be deemed dissolved and BTG shall be free to grant additional licenses or sub-licenses in the Field. BTG's litigation costs shall be a first charge against all recovery from the infringer as a result of a court or tribunal award of costs, fees and/or damages to BTG and/or WRF and/or the

                       CONFIDENTIAL MATERIAL OMITTED AND
                      FILED SEPARATELY WITH THE SECURITIES
                      AND EXCHANGE COMMISSION.  ASTERISKS
                             DENOTE SUCH OMISSIONS.


                  Licensee or as a result of reaching settlement.
                  Thereafter, any remaining amounts recovered from the infringer shall be split as follows:

                           *** to BTG; and

                           *** to the Licensee.

             (v) each party shall use all reasonable endeavors to provide the other party with information and assistance necessary to conduct suit or settle litigation or infringement with the infringer.

  12.  TERMINATION
       -----------

       12.1 THE Licensee may, at any time, terminate this Agreement or the License in respect of any country, by giving not less than six months' notice to that effect and, except as is otherwise provided in 12.2, upon payment to BTG of an amount equivalent to the next full payment which would be due to BTG under Clause 3 of the Agreement, were the Agreement not to terminate.

       12.2 IN the following three instances, the Licensee shall not be bound to pay BTG the aforesaid next payment mentioned in 12.1 or, in the case of (iii) below, a part thereof; however the Licensee shall not be absolved from payment of all other sums which have accrued for payment to BTG up to the effective date of termination:

             (i) if the Licensee reasonably demonstrates that it can not reasonably develop a commercially viable Product for prophylactic use; or

            (ii) if the Licensee reasonably demonstrates that circumstances beyond its control prevent continuation of development of a Product; or

           (iii) if any of the following Patents is held invalid and/or unenforceable by a court from an unappealed or unappealable decision, or if any of the following pending applications (otherwise included as Patents in this Agreement) do not ultimately result in granted patents, in which case the payment next due to BTG as above stated shall be reduced in accordance with the formula:

                       CONFIDENTIAL MATERIAL OMITTED AND
                      FILED SEPARATELY WITH THE SECURITIES
                      AND EXCHANGE COMMISSION.  ASTERISKS
                             DENOTE SUCH OMISSIONS.


                           P -((P / 14) x N) = X

                  where P is equal to the payment next due to BTG under 12.1, and N is equal to the number of patents or patent applications of the aforesaid fourteen which have been held to be invalid and/or unenforceable or not resulted in issued or granted patents, and X is the new payment due to BTG on a termination falling within 12.1, in substitution of the "next full payment" mentioned therein.

       APPLICABLE PATENTS AND APPLICATIONS:

             EPO 107278 for Factor IX Gene Clone covering Austria, Belgium, France, Germany, Italy, Luxembourg, Netherlands, Sweden and Switzerland; Japanese application 83/502561 for Factor IX Gene Clone; United Kingdom Patent 2125409 for Factor IX Gene Clone; Australian Patent 560686 for Factor IX Gene Clone; Canadian Patent 1214125 for Factor IX Gene Clone; United States Patent 4994371 for Factor IX Gene Clone;

       12.3 BTG may, in its sole discretion, terminate this Agreement, by seven days' written notice to the Licensee, upon the happening of any of the following events:

             (i) if any royalties or other sums payable remain unpaid for sixty (60) days after the due date;

            (ii) if, in the United Kingdom, the Licensee has a Receiver or an Administrative Receiver or Administrator appointed of the whole, or any part, of its undertaking or assets, or in any other country has an officer appointed to perform a function analogous to that of a Receiver, Administrative Receiver or Administrator;

           (iii) if an order is made, or a resolution passed, for winding-up or administering the Licensee, unless such order or resolution is part of a scheme of solvent reconstruction of the Licensee;

            (iv) if control of the Licensee shall be acquired by any person, or group of Connected Persons other than American Home Products Corporation, not having control of the Licensee at the Effective Date, and such change in control ***************** the *********** and ********* of ******** or
                  ****************************** under this
                  Agreement or the ***************** to *** under

                       CONFIDENTIAL MATERIAL OMITTED AND
                      FILED SEPARATELY WITH THE SECURITIES
                      AND EXCHANGE COMMISSION.  ASTERISKS
                             DENOTE SUCH OMISSIONS.


                  this Agreement, or ************************
                  ********************.  For the purposes hereof,
                  "control" shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

             (v) if the Licensee is in breach of any other material term of this Agreement, and such breach remains unremedied during the sixty (60) days after the date of written notice to the Licensee specifying the breach and requesting remedy thereof;

       12.4 Subject to the proviso below, unless the Restriction operating on BTG under 4.1 has already been terminated in accordance with other provisions of this Agreement, termination of the Restriction (on a Territory basis) shall be BTG's sole remedy for failure by the Licensee to **** an *** or ***, or other ***********************, in a Designated
       Country (defined below) corresponding to each Territory, by, in the case of *** or other *************************, and in the case of *** or other *************************

             Territory                    Designated Country
             -------------                ------------------
             *************                ****************

             *************                ****************
                                          ****************
                                          ****************

             *************                ****************

       Provided that, if at each of the aforesaid ***** the Licensee cannot demonstrate a serious intent to **** the appropriate *********** in any aforesaid Designated Country, then BTG shall have the right to also terminate the license in respect of the corresponding Territory by thirty (30) days' written notice to the Licensee.

       12.5 BTG may also, at its sole discretion, terminate the Restriction operating on BTG if the Licensee is not meeting the following annual minimum royalty payments out of actual earned income from sales of Product:

                       CONFIDENTIAL MATERIAL OMITTED AND
                      FILED SEPARATELY WITH THE SECURITIES
                      AND EXCHANGE COMMISSION.  ASTERISKS
                             DENOTE SUCH OMISSIONS.


       If Product is being sold in the United States:


             YEAR                    Annual Minimum Royalty Payment
             ----                    ------------------------------
                                     from actual earned income
                                     -------------------------
             Year 1 of sales                     **********
             Year 2 of sales                     **********
             Year 3 of sales                     **********
             Year 4 of sales and each            **********
             subsequent year thereafter

       If Product is not being sold in the United States:

             YEAR                    Annual Minimum Royalty Payment
             ----                    ------------------------------
                                     from actual earned income
                                     -------------------------
             Year 1 of sales                     **********
             Year 2 of sales                     **********
             Year 3 of sales                     **********
             Year 4 of sales and each            **********
             subsequent year thereafter

  13.  RIGHTS ON TERMINATION
       ---------------------

       13.1 TERMINATION of this Agreement or of the License in respect of any country shall be without prejudice to the rights of either party against the other which may have accrued up to the date of termination.

       13.2 ON termination of this Agreement for whatever cause, the Licensee shall have the option to sell or dispose of Products made or in the process of being made under this Agreement, provided that upon such sales or disposals it shall pay BTG the royalties thereon in accordance with the terms of Clauses 6 and 7. The royalty in relation to Services shall encompass both (i) Services committed prior to termination and (ii) Services to be committed after termination.

       13.3 Other than as is otherwise expressly provided, termination of this Agreement for any reason shall not bring to an end the obligations of the Licensee in respect of the accounting for, payment of and verification of royalties under Clauses 6, 7, 8, 9 and 13.2, until the settlement of all claims of BTG. Neither shall termination affect the survival of those rights and obligations of either party which are necessary for the complete fulfillment and discharge of the terms of this Agreement.

                       CONFIDENTIAL MATERIAL OMITTED AND
                      FILED SEPARATELY WITH THE SECURITIES
                      AND EXCHANGE COMMISSION.  ASTERISKS
                             DENOTE SUCH OMISSIONS.


       13.4 Upon termination of this Agreement for whatever reason, BTG shall, at its exclusive option and for further consideration mentioned herein, be entitled to a conveyance, by assignment or exclusive license at its election, in such country or countries of the Patents, to all of the Licensee's rights, title and interest in:

             (i)  the pre-clinical and clinical data and
                  information, including IND and PLA dossiers and their equivalents submitted to the FDA or other regulatory authorities pursuant to the objectives of this Agreement; and

            (ii) any Orphan Drug status or designation (or its equivalent or other status or designation conferring monopoly or like rights in any country) applicable to the Product and granted to the Licensee by the FDA or other regulatory authority; and

           (iii) all correspondence to and from regulatory authorities; and

            (iv) all other relevant information pertaining to the development, and to registration, manufacture and sale, of Product pursuant to the purposes of this Agreement (all such items collectively being referred to as "the Materials").

       A conveyance by assignment shall be subject to a retention by the Licensee of the right to use the Materials in connection with its own business, but no license to use the Patents shall hereby be implied. In return for the aforesaid conveyance to BTG, revenues generated by BTG from using or licensing the Materials to make, use or sell Products shall be ********************************* before any deductions, except withholding tax on the payments, until the Licensee has recovered from BTG all of the license fees and payments made by it to BTG prior to termination of this Agreement or, if earlier, until cessation of revenues to BTG from licensing the Materials. BTG alone shall apportion the revenues received from licensing a package of technology which includes the Materials so as to arrive at an apportionment of revenues relating solely to the Materials, such revenues being the only revenues the Parties hereby intend to share. Further, if in order to commercialize the Materials in the Field, it would be necessary for BTG to obtain a license under patents or other intellectual property rights of the Licensee, then the Licensee agrees to enter into bona fide discussions with BTG for the grant to BTG of a use such rights in the countries covered by the Patents and to grant sub-licenses, all limited to the Field.

  14.  MISCELLANEOUS
       -------------

       14.1 THE Licensee shall legibly mark the Products, or if this is not practicable, then any associated packaging or literature, in a manner consistent with the laws and practices prevailing in the country of marketing.

       14.2 The Licensee shall have the right to assign, charge or dispose of all of its rights or obligations under this Agreement and the License to American Home Products Corporation ("AHPC") provided that AHPC agrees, in writing, to be bound by the terms and conditions of this Agreement prior to the assignment, charge or disposal. Other than that, the Licensee shall not assign, charge or dispose of any of its rights or obligations under this Agreement or the License without the previous written consent of BTG, except on a disposal of the entire assets or business of the Licensee.

       14.3 THE failure by either party to exercise or enforce any rights under this Agreement shall not be deemed to be a waiver of any such rights, nor shall any single or partial exercise of any right, power, or privilege, or further exercise thereof, operate so as to bar the exercise or enforcement thereof at any later time.

       14.4 THE waiver by either party of any breach of any of the terms of this Agreement by the other shall not be deemed to be a waiver of any other breach of the Agreement.

       14.5 IF any part or provision of this Agreement is prohibited, or rendered void or unenforceable under law, the validity or enforceability of the Agreement as a whole or of any other part of this Agreement shall not be affected; however if this results in a material alteration to the terms and conditions of this Agreement, the parties will renegotiate the terms and conditions thereof to resolve any inequities.

       14.6 THE rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law or in equity.

       14.7 THIS Agreement shall be binding upon and enure to the benefit of the successors, permitted assignees and personal representatives of the parties.

  15.  NOTICES
       -------

       15.1 ANY notice authorized or required to be given under this Agreement by either party to the other party, shall be in writing, and shall be deemed to be duly given if sent by recorded delivery or registered post addressed to:

             (i) in the case of BTG, its principal office mentioned at the head of this Agreement; and

            (ii) in the case of the Licensee, its principal office mentioned at the head of this Agreement;

       or at such other address from time to time agreed by the parties by notification by one to the other.

       15.2 ANY notice, if sent by post, shall be deemed to have been served seven (7) days after posting.

  16.  LAW & JURISDICTION
       ------------------

       THIS Agreement is to be read and construed in accordance with, and governed by, English law and the Licensee agrees to submit to the non-exclusive jurisdiction of the English courts. In the event that any provision of this Agreement is contrary to English law, such provision shall be modified to a provision which is consistent with English law and which is consistent with the intention of the parties.

                                 APPENDIX "A"
                                 ------------

                                 THE PATENTS
                                 -----------

+---------------+--------------+-----------+----------+-------------+
|               | APPLICATION  |  PATENT   |          |             |
|               |    NUMBER    |  NUMBER   |   DATE   |    TITLE    |
+---------------+--------------+-----------+----------+-------------+
| Austria       |              | EPO107278 | 03/08/83 | Factor IX   |
|               |              |           |          | Gene Clone  |
+---------------+--------------+-----------+----------+-------------+
| Belgium       |              |     "     |     "    |     "       |
+---------------+--------------+-----------+----------+-------------+
| France        |              |     "     |     "    |     "       |
+---------------+--------------+-----------+----------+-------------+
| Germany       |              |     "     |     "    |     "       |
+---------------+--------------+-----------+----------+-------------+
| Italy         |              |     "     |     "    |     "       |
+---------------+--------------+-----------+----------+-------------+
| Luxembourg    |              |     "     |     "    |     "       |
+---------------+--------------+-----------+----------+-------------+
| Netherlands   |              |     "     |     "    |     "       |
+---------------+--------------+-----------+----------+-------------+
| Sweden        |              |     "     |     "    |     "       |
+---------------+--------------+-----------+----------+-------------+
| Switzerland   |              |     "     |     "    |     "       |
+---------------+--------------+-----------+----------+-------------+
| Japan         | 83/502561    |           |     "    |     "       |
+---------------+--------------+-----------+----------+-------------+
| EPC           | 88116366.1   |           |     "    |     "       |
|  (Austria,    |              |           |          |             |
|  Belgium,     |              |           |          |             |
|  France,      |              |           |          |             |
|  Germany,     |              |           |          |             |
|  Italy,       |              |           |          |             |
|  Luxembourg,  |              |           |          |             |
|  Netherlands, |              |           |          |             |
|  Sweden,      |              |           |          |             |
|  Switzerland, |              |           |          |             |
|  UK)          |              |           |          |             |
+---------------+--------------+-----------+----------+-------------+
| UK            |              | 2125409   | 03/08/83 |     "       |
+---------------+--------------+-----------+----------+-------------+
| Australia     |              | 560686    | 02/08/83 |     "       |
+---------------+--------------+-----------+----------+-------------+
| Canada        |              | 1214125   | 18/11/86 |     "       |
+---------------+--------------+-----------+----------+-------------+
| USA           |              | 4994371   | 19/02/91 |     "       |
+---------------+--------------+-----------+----------+-------------+

                      CONFIDENTIAL MATERIAL OMITTED AND
                     FILED SEPARATELY WITH THE SECURITIES
                     AND EXCHANGE COMMISSION.  ASTERISKS
                            DENOTE SUCH OMISSIONS.


+---------------+------------+--------------+-----------+-----------+
|               | APPLICATION|   PATENT     |           |           |
| TERRITORY     |   NUMBER   |   NUMBER     |   DATE    |   TITLE   |
+---------------+------------+--------------+-----------+-----------+
| Austria       |            |  EP0195592   | 12/03/86  | Factor IX |
|               |            |              |           |  Protein  |
+---------------+------------+--------------+-----------+-----------+
| France        |            |      "       |     "     |     "     |
+---------------+------------+--------------+-----------+-----------+
| Germany       |            |      "       |     "     |     "     |
+---------------+------------+--------------+-----------+-----------+
| Italy         |            |      "       |     "     |     "     |
+---------------+------------+--------------+-----------+-----------+
| Sweden        |            |      "       |     "     |     "     |
+---------------+------------+--------------+-----------+-----------+
| Switzerland   |            |      "       |     "     |     "     |
+---------------+------------+--------------+-----------+-----------+
| UK            |            |      "       |     "     |     "     |
+---------------+------------+--------------+-----------+-----------+
| EPC           | 91200265.6 |              | 12/03/86  |     "     |
| (Austria,     |            |              |           |           |
|  France,      |            |              |           |           |
|  Germany,     |            |              |           |           |
|  Italy,       |            |              |           |           |
|  Sweden,      |            |              |           |           |
|  Switzerland, |            |              |           |           |
|  UK)          |            |              |           |           |
+---------------+------------+--------------+-----------+-----------+
| Japan         | 86/056745  |              | 14/03/86  |     "     |
+---------------+------------+--------------+-----------+-----------+
| USA           | 839215     |              | 13/03/86  |     "     |
+---------------+------------+--------------+-----------+-----------+
| USA           | ******     |              | ********  |     "     |
+---------------+------------+--------------+-----------+-----------+
| USA           | 764073     |              | 23/09/91  |     "     |
+---------------+------------+--------------+-----------+-----------+

     IN WITNESS whereof this document has been executed as a deed the day and year first above written.


                                   GENETICS INSTITUTE


WITNESS

/s/ Jack Morgan                    By:/s/ L. Patrick Gage
- --------------------------            ----------------------------
                                      L. Patrick Gage
                                      Executive Vice President


                                   BRITISH TECHNOLOGY GROUP


WITNESS

/s/ Elizabeth J. Segal             By:/s/ Derek J. Schafer
- --------------------------            ----------------------------
                                      Derek J. Schafer
                                      Executive Director


WITNESS

- --------------------------         By:----------------------------
                                      other authorized signatory


The COMMON SEAL of BRITISH     )
TECHNOLOGY GROUP LIMITED       )
was affixed as a Deed and      )
authenticated by:              )

                                      ----------------------------

                                      ----------------------------